UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                       -----------------------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                       -----------------------------------


                                February 6, 2001
                Date or Report (Date of earliest event reported):


                               HITCOM CORPORATION
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



         001-13999                              87-0389677
(Commission File Number)                   (IRS Employer Identification No.)




2700 Dufferein St, Unit 68,                                  M6B 3J3
(Address of Principal Executive Offices)                   (Zip Code)

                                 416-784-4323
              (Registrant's Telephone Number, Including Area Code)


ITEM 4(a)  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT


(i) The principal accountant of the Company withdrew as auditors of Hitcom Corporation effective January 30, 2001.


(ii) The principal's Canadian accountants report on the financial statements for the past fiscal year ending December 31, 1999 DID NOT contain an adverse opinion or disclaimer of opinion, and WAS NOT modified as to uncertainty, audit scope, or accounting principles.

(iii) There were NO disagreements with the former accountant on any matters of accounting principles, practices, financial statement disclosure, or auditing scope or procedure.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Hitcom Corporation
                                            (Registerant)


Date:    February 6, 2001           BY:     /s/ Rajan Arora
                                            --------------------------
                                            (Signature)

                                            Rajan Arora
                                            Chief Executive Officer